Exhibit 10.26

EXECUTION COPY

AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”) dated as of September 15, 2006 is entered into among JWPR CORPORATION (“JWPR”), as Seller and Servicer, LIBERTY STREET FUNDING CORP. (“Liberty”), as the sole Conduit, and THE BANK OF NOVA SCOTIA, as agent (in such capacity, the “Agent”) and as the sole Financial Institution (in such capacity, the “Financial Institution” and together with the Conduit, the “Purchasers”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.

PRELIMINARY STATEMENTS

Reference is made to that certain Second Amended and Restated Receivables Purchase Agreement dated as of March 24, 2006, among JWPR, Liberty, the Agent, the Managing Agents and the Financial Institutions from time to time party thereto (as amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”). The parties hereto have agreed to, among other things, amend the Receivables Purchase Agreement.

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto agree that the Receivables Purchase Agreement is hereby amended as follows:

(a) Section 8.3 of the Receivables Purchase Agreement is hereby amended to delete the final sentence of such section and to replace such sentence with the following sentence:

The Seller and the Servicer shall ensure that (a) by not later than October 13, 2006, the Seller opens a new Collection Account (the “UK Account”) with Citibank, N.A.— London Branch that is (1) titled in the name of the Seller and (2) subject to a Deed of Trust and Charge reasonably acceptable to the Agent, (b) by not later than October 27, 2006, each Obligor of then outstanding Receivables originated by JD-UK has been instructed by the Seller or Servicer in writing to remit all payments on the Pool Receivables and Related Security directly to the UK Account, (c) by not later than November 30, 2006, at least 10% of all Collections in respect of the Receivables originated by JD-UK which are received by the Seller and its Affiliates during the November 2006 calendar month are remitted by the Obligors thereof directly to the UK Account, (d) by not later than December 31, 2006, at least 35% of all Collections in respect of the Receivables originated by JD-UK and its Affiliates which are received during the December 2006 calendar month thereafter are remitted by the Obligors thereof directly to the UK Account and (e) by not later than January 31, 2007, at least 95% of all Collections in respect of the Receivables originated by JD-UK and its Affiliates which are received during the January 2007 calendar month and each calendar month thereafter are remitted by the Obligors thereof directly to the UK Account.

(b) Article XI of the Receivables Purchase Agreement is hereby amended to add the following Section 11.9 to the end of such article:

Section 11.9 Agent as Security Trustee. Notwithstanding any other provision contained in this Agreement or any other Transaction Document, the Agent shall hold any security interest granted hereunder in any Collection Account located in the United Kingdom as trustee (and not as agent ) for the Agent, the Managing Agents, the Purchasers and the Eligible Counterparties but otherwise on the terms set forth herein.

(c) Exhibit I of the Receivables Purchase Agreement is hereby amended to amend and restate the definition of “Deed of Trust and Charge” set forth therein in its entirety as follows:

“Deed of Trust and Charge” means any Deed of Trust and Charge among a Collection Bank, the Seller and the Agent, in its capacity as a trustee as the same may from time to time be amended, restated, supplemented or otherwise modified.

SECTION 2. Representations and Warranties.

(a) JWPR represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)JWPR represents and warrants that on the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing, (ii) the Purchaser Interests of the Purchasers do not exceed the Maximum Purchase Percentage and (iii) each of the representations and warranties of JWPR set forth in the Receivables Purchase Agreement is true and correct in all material respects.

SECTION 3. Conditions Precedent. This Amendment shall become effective on and as of the date hereof (the “Effective Date”) upon receipt by the Agent of duly executed counterpart signature pages to this Amendment from each party hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended or modified above, the terms and conditions of the Receivables Purchase Agreement, all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Reaffirmation of Performance Undertaking. JohnsonDiversey, Inc. (i) reaffirms all of its obligations under the Performance Undertakings dated as of March 2, 2001, October 24, 2003, and January 12, 2004, respectively, each made by JohnsonDiversey, Inc., (ii) acknowledges that the Agent, as a party to the Receivables Purchase Agreement, enjoys the benefits of each such Performance Undertaking , and (iii) acknowledges and agrees that each of such Performance Undertakings remains in full force and effect (including, without limitation, after giving effect to this Amendment).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9. Fees and Expenses. JWPR, as Seller, hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent or the Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent or the Purchasers with respect thereto.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

JWPR CORPORATION

By:	/s/ Tony A. Sebranek
Name:	Tony A. Sebranek
Title:	Vice President

LIBERTY STREET FUNDING CORP., as a Conduit

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Financial Institution and Managing Agent

By:	/s/ J. Alan Edwards
Name:	J. Alan Edwards
Title:	Managing Director

ACKNOWLEDGED AND AGREED:

JOHNSONDIVERSEY, INC.

By:	/s/ Lori P. Marin
Name:	Lori P. Marin
Title:	Vice President & Corporate Treasurer

Signature Page to Amendment No. 2